Concentration, Interest Rate and Illiquidity Risk	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Concentration, Interest Rate and Illiquidity Risk

8.    Concentration, Interest Rate and Illiquidity Risk

As of December 31, 2020, our investments were concentrated in income producing debt securities, primarily first mortgage whole loans secured by middle market and transitional CRE. All our loans held were made in U.S. dollars and earn interest at floating rates based on London Interbank Offer Rate, or LIBOR, plus a premium. Accordingly, we are exposed to interest rate risk for changes in U.S. dollar based short-term rates, specifically LIBOR. As LIBOR decreases, our risk is partially mitigated by interest rate floor provisions in our loan agreements with borrowers. In addition, upon repayment from our borrowers we are vulnerable to decreases in interest rate premiums due to market conditions at the time any such repayment proceeds are reinvested.

LIBOR is currently expected to be phased out for new contracts by December 31, 2021 and for pre-existing contracts by June 30, 2023. We currently expect that the determination of interest under our loan agreements with our borrowers would be revised as provided under the agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under our agreements would approximate the current calculation in accordance with LIBOR.

Our mortgage loans are considered illiquid securities for which no secondary market is readily available. The lack of liquidity of these investments may make it difficult to sell such investments if the need or desire arises. If we are required to liquidate all or a portion of our portfolio quickly, we may incur losses.